Exhibit 31.1

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Dennis dos Santos, certify that:

1.I have reviewed this amendment to annual report on Form 10-K/A of Fearless Films, Inc.; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:June 2, 2020

/S/   DENNIS DOS SANTOS

Dennis dos Santos

Chief Executive Officer

Interim Chief Financial Officer

(Acting Principal Accounting Officer)